UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 -------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 June 12, 1997
               Date of Report (Date of earliest event reported)

                        Commission file number 0-26602

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                            THE GRAND UNION COMPANY
            (Exact Name of Registrant as Specified in its Charter)

      DELAWARE              201 Willowbrook             22-1518276
  (Jurisdiction of             Boulevard             (I.R.S. Employer
  Incorporation or         Wayne, New Jersey        Identification No.)
   Organization)         (Address of Principal
                          Executive Offices)            07470-0966
                                                        (Zip Code)

Registrant's telephone number, including area code: (201) 890-6000

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Item 5.  Other Events.

On June 12, 1997, The Grand Union Company (the "Company") consummated the transactions contemplated by the Acceleration and Exchange Agreement (the "Acceleration and Exchange Agreement") dated as of June 5, 1997 among the Company and two of its investors, Trefoil Capital Investors II, L.P., a Delaware limited partnership ("Trefoil"), and GE Investment Private Placement Partners II, A Limited Partnership, a Delaware limited partnership ("GEI," and collectively with Trefoil, the "Purchasers"). Pursuant to the terms of the Acceleration and Exchange Agreement (i) Purchasers accelerated their obligation to purchase $40 million of the Company's Class A Convertible Preferred Stock and subsequently (ii) exchanged such shares for a like amount of principal of a new issue of the Company's Class B Convertible Preferred Stock. The Class B Convertible Preferred Stock will have substantially the same terms as the Class A Convertible Preferred Stock, except that the initial conversion price will be $2.40 per common share, to be reset in March 1998 based on a 20% premium to the then-market price of the Company's Common Stock (subject to certain limitations). Depending upon the reset conversion price, the Company may issue up to two million shares of its common stock to the Purchasers in March 1998.

The description contained herein of the Acceleration and Exchange Agreement is qualified in its entirety by reference to the Acceleration and Exchange Agreement, attached hereto as Exhibit 10.2, and the Press Releases, issued June 5 and June 12, 1997, attached hereto as Exhibits 99.1 and 99.2, each of which is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c)   Exhibits

      Exhibit 10.2 Acceleration and Exchange Agreement among The Grand Union Company, Trefoil Capital Investors II., L.P. and GE Investment Private Placement Partners II, A Limited Partnership, dated as of June 5, 1997.


      Exhibit 99.1            Press Release issued June 5, 1997.

      Exhibit 99.2            Press Release issued June 12, 1997.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        THE GRAND UNION COMPANY


                                        By:   /s/ Jeffrey Freimark
                                             ------------------------
                                        Name:  Jeffrey Freimark
                                        Title: Chief Financial Officer

Date: June 12, 1997


                                 EXHIBIT INDEX

      10.2 Acceleration and Exchange Agreement among The Grand Union Company, Trefoil Capital Investors II., L.P. and GE Investment Private Placement Partners II, A Limited Partnership, dated as of June 5, 1997.

      99.1        Press Release dated June 5, 1997.

      99.2        Press Release dated June 12, 1997